EXHIBIT 99-1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the voting common stock, par value $0.01 per share, of Loral Space & Communications Inc., a Delaware corporation, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: February 14, 2020

HIGHLAND GLOBAL ALLOCATION FUND

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

HIGHLAND INCOME FUND

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

By: Strand Advisors XVI, Inc., its general partner

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

STRAND ADVISORS XVI, INC.

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

NEXPOINT ADVISORS, L.P.

By: NexPoint Advisors GP, LLC, its general partner

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

NEXPOINT ADVISORS GP, LLC

By:	/s/ Lauren Thedford
Name: Lauren Thedford
Title: Secretary

HIGHLAND CAPITAL MANAGEMENT, L.P.

By: Strand Advisors, Inc., its general partner

By:	/s/ Scott Ellington
Name: Scott Ellington
Title: Secretary

STRAND ADVISORS, INC.

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Secretary

/s/ James D. Dondero
James D. Dondero